UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	03/31
Date of reporting period:	03/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

ANNUAL REPORT March 31, 2014

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May LoseValue

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Cash Flows
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Important Tax Information
40	Proxy Results
41	Information About the Renewal of the Fund’s Management Agreement
46	Dividend Reinvestment Plan
51	Board Members Information
53	Officers of the Fund
57	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus High Yield Strategies Fund covers the 12-month period from April 1, 2013, through March 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although the past 12 months proved volatile for the overall U.S. bond market in light of accelerating economic growth and a shift to a more moderately accommodative monetary policy, these factors and improving business conditions helped support relatively strong results from high yield corporate securities. In contrast, U.S. government securities generally delivered anemic returns in an environment of rising long-term interest rates.

Looking forward, we remain optimistic regarding the high yield bond market’s prospects. We believe the domestic economy will continue to strengthen over the next several years, which could further enhance underlying business fundamentals and keep default rates low. In addition, the recovering economy could boost demand from investors who feel more comfortable reaching for higher yields from lower rated securities. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2013, through March 31, 2014, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2014, Dreyfus HighYield Strategies Fund achieved a total return of 10.50% (on a net asset value basis) and produced aggregate income dividends of $0.3960 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 7.52% for the same period.2

Although high yield bonds encountered heightened volatility in anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”), they continued to fare better than most other segments of the U.S. bond market. The fund produced higher returns than the benchmark, mainly due to a focus on lower rated securities and a relatively short average duration.

The Fund’s Investment Approach

The fund primarily seeks high current income.The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

High Yield Bonds Held Up Well as Interest Rates Climbed

Long-term interest rates began to move higher early in 2013 when fixed-income investors responded nervously to stronger U.S. economic growth, including sustained improvements in employment and housing market trends.The bond market’s more interest rate-sensitive sectors, such as longer term U.S. government securities, suffered price declines, while corporate-backed securities held up relatively well as issuers’ underlying business fundamentals improved.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The market’s worries about rising interest rates intensified in late May, when relatively hawkish remarks by the Fed’s chairman were interpreted as a signal that the central bank would back away from its quantitative easing program sooner than expected. Consequently, prices in most bond market sectors, including lower rated corporate-backed bonds, fell sharply. The market generally stabilized over the summer, and bonds rallied in the fall when the Fed unexpectedly refrained from tapering its quantitative easing program. However, additional evidence of accelerating economic growth sparked renewed bond market volatility over the final months of 2013. The Fed implemented the first of several modest reductions of its bond purchasing program in mid-December, which briefly drove the yield of 10-year U.S.Treasury securities above 3% for the first time in more than two years.

High yield bonds proved relatively insensitive to rising interest rates, as underlying credit conditions remained strong in the recovering economy. Prices of high yield securities generally ended the reporting period close to where they began, and their high levels of current income enabled the asset class to produce substantially better returns than other fixed-income market sectors.

Several Strategies Supported Relative Performance

The fund’s credit quality, sector allocation, security selection, and interest rate strategies proved effective during the reporting period. We generally emphasized bonds with credit ratings in the B and CCC ranges, which occupy the lower tiers of the high yield spectrum and provide greater levels of income than their higher rated counterparts. From a sector allocation perspective, the fund benefited from underweighted exposure to the utilities sector, where low commodity prices and bankruptcy concerns weighed on investor sentiment. Instead, we favored the better performing chemicals and information technology sectors.

Our security selection strategy proved especially beneficial in the information technology and financials sectors.We also picked a number of winners among bonds issued by cable television service providers. Our interest rate strategies further buoyed relative results, as a relatively short average duration over much of the reporting period helped cushion the impact of heightened market volatility.

Disappointments were relatively modest over the reporting period. Underweighted exposure to the financials sector and an overweighted position in the packaging industry detracted mildly from relative results, but the adverse effects of these allocation strategies were offset by strong security selections in both industry groups.

A Generally Constructive Outlook

We currently expect the U.S. economic recovery to persist, potentially driving long-term interest rates higher. Nonetheless, we have continued to identify attractive opportunities among high yield bonds, which we expect to benefit further from improving credit conditions, low default rates, and narrowing yield differences relative to U.S. Treasury securities. Therefore, as of the reporting period’s end, we have maintained a generally constructive investment posture, with a focus on bonds with credit ratings toward the lower end of the below-investment-grade range. In addition, due to the likelihood of higher long-term interest rates, we have maintained the fund’s average duration in a position that is modestly shorter than that of the benchmark.

April 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation during the period. Had these expenses not been absorbed, the fund’s return would have been lower. Pursuant to an agreement in effect through September 30, 2014,The Dreyfus
Corporation will absorb certain fund expenses, at which time it may be extended, modified or terminated.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On
September 25, 2009, the Merrill Lynch U.S. HighYield Master II Constrained Index was renamed the BofA
Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”).The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are
capitalization-weighted.Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

The Fund 5

SELECTED INFORMATION

March 31, 2014 (Unaudited)

Market Price per share March 31, 2014	$4.19
Shares Outstanding March 31, 2014	72,569,060
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended March 31, 2014
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2013	2013	2013	2014
High	$4.61	$4.24	$4.19	$4.23
Low	3.97	3.81	3.96	4.09
Close	4.20	4.01	4.07	4.19

PERCENTAGE GAIN (LOSS) based on change in Market Price†

April 29, 1998 (commencement of operations) through March 31, 2014		87.05%
April 1, 2004 through March 31, 2014		117.31
April 1, 2009 through March 31, 2014		195.85
April 1, 2013 through March 31, 2014		4.95
July 1, 2013 through March 31, 2014		7.19
October 1, 2013 through March 31, 2014		9.50
January 1, 2014 through March 31, 2014		4.54

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2013	4.10
June 30, 2013	3.91
September 30, 2013	3.99
December 31, 2013	4.04
March 31, 2014	4.11

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†

April 29, 1998 (commencement of operations) through March 31, 2014	83.51%
April 1, 2004 through March 31, 2014	145.45
April 1, 2009 through March 31, 2014	145.21
April 1, 2013 through March 31, 2014	10.50
July 1, 2013 through March 31, 2014	12.96
October 1, 2013 through March 31, 2014	7.97
January 1, 2014 through March 31, 2014	3.32

†	With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2014

		Coupon	Maturity	Principal
Bonds and Notes—138.4%		Rate (%)	Date	Amount ($)[a]		Value ($)
Casinos—5.9%
AMC Entertaiment,
Gtd. Notes		9.75	12/1/20	3,715,000	[b]	4,300,113
Live Nation Entertainment,
Gtd. Notes		7.00	9/1/20	400,000	[c]	439,500
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	740,000		862,100
MGM Resorts International,
Gtd. Notes		10.00	11/1/16	2,370,000	[b]	2,841,037
MGM Resorts International,
Gtd. Notes		11.38	3/1/18	3,940,000	[b]	5,112,150
Pinnacle Entertainment,
Gtd. Notes		7.50	4/15/21	1,695,000	[b]	1,843,313
Pinnacle Entertainment,
Gtd. Notes		8.75	5/15/20	1,095,000	[b]	1,203,131
Scientific Games International,
Gtd. Notes		9.25	6/15/19	900,000	[b]	958,500
						17,559,844
Consumer Discretionary—19.2%
Accudyne Industries,
Gtd. Notes		7.75	12/15/20	1,340,000	[b,c]	1,450,550
Allbritton Communications,
Sr. Unscd. Notes		8.00	5/15/18	1,105,000	[b]	1,160,250
AMC Networks,
Gtd. Notes		7.75	7/15/21	1,215,000	[b]	1,375,988
Cablevision Systems,
Sr. Unscd. Notes		8.00	4/15/20	555,000	[b]	650,044
Cablevision Systems,
Sr. Unscd. Notes		8.63	9/15/17	2,675,000	[b]	3,183,250
Chrysler Group,
Scd. Notes		8.25	6/15/21	3,660,000	[b]	4,158,675
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	195,000		282,075
Clear Channel Communication,
Gtd. Notes		14.00	2/1/21	686,800		690,234
Clear Channel Communications,
Sr. Scd. Notes		9.00	12/15/19	1,865,000		1,967,575
Clear Channel Communications,
Sr. Scd. Notes		9.00	3/1/21	675,000		707,906

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Cumulus Media Holdings,
Gtd. Notes	7.75	5/1/19	1,765,000	[b]	1,888,550
Ferrellgas,
Sr. Unscd. Notes	6.75	1/15/22	1,780,000	[c]	1,864,550
General Motors,
Sr. Unscd. Notes	6.25	10/2/43	600,000	[c]	652,500
Goodyear Tire & Rubber,
Gtd. Notes	6.50	3/1/21	265,000	[b]	290,175
Goodyear Tire & Rubber,
Gtd. Notes	8.25	8/15/20	1,450,000	[b]	1,622,188
Hillman Group,
Gtd. Notes	10.88	6/1/18	1,855,000	[b]	1,980,212
J.Crew Group,
Gtd. Notes	8.13	3/1/19	1,355,000	[b]	1,413,441
Lear,
Gtd. Notes	8.13	3/15/20	480,000	[b]	525,600
Mediacom Broadband,
Sr. Unscd. Notes	6.38	4/1/23	175,000		186,375
Nara Cable Funding,
Sr. Scd. Notes	8.88	12/1/18	1,200,000	[c]	1,312,500
Neiman Marcus Group,
Gtd. Notes	8.00	10/15/21	770,000	[c]	849,887
Neiman Marcus Group,
Gtd. Notes	8.75	10/15/21	460,000	[c]	510,600
New Look Bondco I,
Scd. Notes	8.38	5/14/18	995,000	[c]	1,069,625
Nexstar Broadcasting,
Gtd. Notes	6.88	11/15/20	1,615,000		1,744,200
Ono Finance II,
Gtd. Notes	10.88	7/15/19	1,370,000	[b,c]	1,534,400
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	1,099,000	[b]	1,104,495
RCN Telecom Services,
Sr. Unscd. Notes	8.50	8/15/20	1,235,000	[c]	1,312,187
Regal Entertainment Group,
Sr. Unscd. Notes	5.75	3/15/22	720,000		743,400
Rite Aid,
Gtd. Notes	6.75	6/15/21	1,860,000		2,022,750

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Schaeffler Finance,
Sr. Scd. Notes		7.75	2/15/17	390,000	[b,c]	444,600
Schaeffler Finance,
Sr. Scd. Notes		8.50	2/15/19	1,850,000	[b,c]	2,074,312
Shea Homes Funding,
Sr. Scd. Notes		8.63	5/15/19	3,200,000	[b]	3,544,000
Standard Pacific,
Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,404,687
StoneMor Partners,
Gtd. Notes		7.88	6/1/21	740,000	[c]	764,050
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	1,671,000	[b,c]	1,850,632
Titan International,
Sr. Scd. Notes		6.88	10/1/20	605,000	[c]	644,325
Townsquare Radio,
Gtd. Notes		9.00	4/1/19	1,350,000	[c]	1,491,750
Unitymedia,
Gtd. Notes	EUR	9.63	12/1/19	1,310,000		1,978,472
Unitymedia Hessen & Co.,
Sr. Scd. Notes		7.50	3/15/19	1,870,000	[b,c]	2,038,300
William Lyon Homes,
Gtd. Notes		8.50	11/15/20	1,480,000		1,653,900
						57,143,210
Consumer Staples—4.5%
Albea Beauty Holdings,
Sr. Scd. Notes		8.38	11/1/19	1,890,000	[b,c]	2,060,100
Bakkavor Finance 2,
Sr. Scd. Notes	GBP	8.75	6/15/20	525,000		979,184
CCO Holdings,
Gtd. Notes		5.75	9/1/23	420,000		418,950
CCO Holdings,
Gtd. Notes		6.63	1/31/22	1,445,000		1,549,763
Michael Foods Group,
Gtd. Notes		9.75	7/15/18	2,898,000	[b]	3,108,105
Pinnacle Operating,
Scd. Notes		9.00	11/15/20	985,000	[c]	1,066,262
Post Holdings,
Gtd. Notes		7.38	2/15/22	2,505,000	[b]	2,705,400

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Staples (continued)
Premier Foods,
Sr. Scd. Notes	GBP	6.50	3/15/21	665,000	[c]	1,139,246
RSI Home Products,
Scd. Notes		6.88	3/1/18	395,000	[b,c]	425,613
						13,452,623
Energy—15.5%
Alpha Natural Resources,
Gtd. Notes		6.25	6/1/21	480,000		363,600
Alpha Natural Resources,
Gtd. Notes		9.75	4/15/18	1,830,000	[b]	1,770,525
Aurora USA Oil & Gas,
Gtd. Notes		9.88	2/15/17	1,915,000	[b,c]	2,120,863
Bonanza Creek Energy,
Gtd. Notes		6.75	4/15/21	1,985,000		2,128,913
Carrizo Oil & Gas,
Gtd. Notes		7.50	9/15/20	1,920,000		2,121,600
Chesapeake Energy,
Gtd. Notes		9.50	2/15/15	3,185,000	[b]	3,411,931
Crestwood Midstream Partners,
Gtd. Notes		6.13	3/1/22	700,000	[c]	735,000
Diamondback Energy,
Gtd. Notes		7.63	10/1/21	1,405,000	[c]	1,524,425
EP Energy Finance,
Sr. Unscd. Notes		9.38	5/1/20	2,200,000	[b]	2,554,750
Forum Energy Technologies,
Gtd. Notes		6.25	10/1/21	1,465,000	[c]	1,560,225
Halcon Resources,
Gtd. Notes		8.88	5/15/21	820,000		854,850
Halcon Resources,
Gtd. Notes		9.75	7/15/20	2,820,000		3,052,650
Hercules Offshore,
Sr. Unscd. Notes		6.75	4/1/22	645,000	[c]	626,456
Hercules Offshore,
Gtd. Notes		7.50	10/1/21	175,000	[c]	177,625
Hercules Offshore,
Gtd. Notes		8.75	7/15/21	1,605,000	[c]	1,749,450
Jones Energy Holdings,
Gtd. Notes		6.75	4/1/22	1,125,000	[c]	1,147,500
Kodiak Oil & Gas,
Gtd. Notes		8.13	12/1/19	1,720,000	[b]	1,915,650

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Murray Energy,
Sr. Scd. Notes		8.63	6/15/21	1,250,000	[c]	1,321,875
Newfield Exploration,
Sr. Sub. Notes		6.88	2/1/20	1,550,000	[b]	1,658,500
Northern Oil and Gas,
Gtd. Notes		8.00	6/1/20	1,955,000	[b]	2,086,962
Oasis Petroleum,
Gtd. Notes		6.88	3/15/22	875,000	[c]	951,562
Offshore Group Investment,
Sr. Scd. Notes		7.13	4/1/23	925,000		945,813
Offshore Group Investment,
Sr. Scd. Notes		7.50	11/1/19	1,895,000		2,027,650
Parker Drilling,
Gtd. Notes		6.75	7/15/22	1,265,000	[c]	1,309,275
Rex Energy,
Gtd. Notes		8.88	12/1/20	1,905,000		2,114,550
Rosetta Resources,
Gtd. Notes		5.63	5/1/21	520,000		534,300
Rosetta Resources,
Gtd. Notes		5.88	6/1/22	180,000		184,275
Sanchez Energy,
Gtd. Notes		7.75	6/15/21	1,410,000	[c]	1,512,225
Welltec,
Sr. Scd. Notes		8.00	2/1/19	1,990,000	[b,c]	2,129,300
Westmoreland Escrow,
Sr. Scd. Notes		10.75	2/1/18	1,445,000	[c]	1,582,275
						46,174,575
Financial—14.6%
Ahern Rentals,
Scd. Notes		9.50	6/15/18	1,950,000	[c]	2,166,938
Ally Financial,
Gtd. Notes		7.50	9/15/20	1,410,000	[b]	1,681,425
Ally Financial,
Gtd. Notes		8.00	11/1/31	1,630,000	[b]	2,017,125
American Capital,
Sr. Unscd. Notes		6.50	9/15/18	1,845,000	[c]	1,964,925
Ashton Woods USA/Finance,
Unscd. Notes		6.88	2/15/21	1,915,000	[b,c]	1,919,788
Boparan Finance,
Gtd. Notes	EUR	9.75	4/30/18	1,530,000		2,279,075

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Hockey Merger Sub 2,
Sr. Unscd. Notes		7.88	10/1/21	1,520,000	[c]	1,630,200
Interactive Data,
Gtd. Notes		10.25	8/1/18	1,580,000	[b]	1,701,462
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,872,308
International Lease Finance,
Sr. Unscd. Notes		8.63	1/15/22	1,255,000		1,545,219
International Lease Finance,
Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	2,001,625
Jurassic Holdings III,
Scd. Notes		6.88	2/15/21	1,195,000	[c]	1,233,837
LBG Capital No. 1,
Bank Gtd. Bonds		7.88	11/1/20	965,000	[c]	1,059,963
Lloyds Bank,
Sub. Notes	GBP	10.75	12/16/21	2,385,000	[d]	4,764,394
Lloyds Bank,
Sub. Notes	EUR	11.88	12/16/21	690,000	[d]	1,196,737
Nuveen Investments,
Sr. Unscd. Notes		9.13	10/15/17	300,000	[c]	318,750
Nuveen Investments,
Sr. Unscd. Notes		9.50	10/15/20	2,390,000	[b,c]	2,557,300
Provident Funding Associates,
Gtd. Notes		6.75	6/15/21	1,205,000	[c]	1,211,025
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	1,530,000	[d]	1,797,192
SLM,
Sr. Unscd. Notes		8.00	3/25/20	940,000	[b]	1,085,700
SLM,
Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	3,159,844
USI,
Sr. Unscd. Notes		7.75	1/15/21	2,355,000	[b,c]	2,466,862
						43,631,694
Health Care—9.6%
CHS/Community Health System,
Gtd. Notes		6.88	2/1/22	3,380,000	[c]	3,549,000
CHS/Community Health Systems,
Gtd. Notes		8.00	11/15/19	1,900,000		2,097,125
ConvaTec Finance International,
Sr. Unscd. Notes		8.25	1/15/19	1,615,000	[c]	1,667,488

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care (continued)
HCA,
Gtd. Notes		7.50	2/15/22	5,470,000		6,263,150
IASIS Healthcare,
Gtd. Notes		8.38	5/15/19	900,000	[b]	965,250
Kindred Healthcare,
Gtd. Notes		6.38	4/15/22	980,000	[c]	987,350
Physio-Control International,
Sr. Scd. Notes		9.88	1/15/19	1,971,000	[b,c]	2,222,302
STHI Holding,
Scd. Notes		8.00	3/15/18	1,940,000	[b,c]	2,058,825
Tenet Healthcare,
Sr. Unscd. Notes		8.13	4/1/22	5,355,000		5,997,600
United Surgical Partners
International, Gtd. Notes		9.00	4/1/20	1,425,000	[b]	1,588,875
Valeant Pharmaceuticals
International,
Gtd. Notes		6.75	8/15/21	1,105,000	[c]	1,196,162
						28,593,127
Industrial—18.9%
AA Bond,
Scd. Notes	GBP	9.50	7/31/43	490,000		926,126
Abengoa Finance,
Gtd. Notes	EUR	8.88	2/5/18	1,960,000		3,068,111
ADS Waste Holdings,
Gtd. Notes		8.25	10/1/20	2,930,000		3,201,025
Algeco Scotsman
Global Finance,
Sr. Scd. Notes		8.50	10/15/18	1,150,000	[c]	1,262,125
Algeco Scotsman
Global Finance,
Sr. Scd. Notes	EUR	9.00	10/15/18	610,000		920,357
Algeco Scotsman
Global Finance,
Gtd. Notes		10.75	10/15/19	2,025,000	[b,c]	2,252,813
Bombardier,
Sr. Unscd. Notes		6.00	10/15/22	1,475,000	[c]	1,475,000
Cemex,
Sr. Scd. Notes		9.50	6/15/18	1,795,000	[c]	2,077,713
Ceridian,
Sr. Scd. Notes		8.88	7/15/19	700,000	[b,c]	798,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Ceridian,
Gtd. Notes		12.25	11/15/15	351,150	[b]	354,662
Ceridian HCM Holding,
Sr. Unscd. Notes		11.00	3/15/21	1,085,000	[c]	1,255,888
Covanta Holding,
Sr. Unscd. Notes		5.88	3/1/24	590,000		602,264
Deutsche Raststaetten
Gruppe IV,
Scd. Notes	EUR	6.75	12/30/20	400,000		603,083
Deutsche Raststaetten
Gruppe IV,
Scd. Notes	EUR	6.75	12/30/20	750,000	[c]	1,131,401
Envision Healthcare,
Gtd. Notes		8.13	6/1/19	633,000	[b]	678,497
Gardner Denver,
Sr. Unscd. Notes		6.88	8/15/21	1,435,000	[c]	1,485,225
Grupo Isolux Corsan Finance,
Sr. Unscd. Bonds	EUR	6.63	4/15/21	770,000	[c]	1,063,448
Interline Brands,
Sr. Unscd. Notes		10.00	11/15/18	2,420,000		2,643,850
JLL/Delta Dutch Newco,
Sr. Unscd. Notes		7.50	2/1/22	1,685,000	[c]	1,741,869
Kratos Defense & Security
Solutions, Sr. Scd. Notes		10.00	6/1/17	1,965,000	[b]	2,082,900
Manitowoc,
Gtd. Notes		8.50	11/1/20	3,100,000	[b]	3,495,250
Marquette
Transportation Finance,
Scd. Notes		10.88	1/15/17	1,980,000	[b]	2,093,850
Mobile Mini,
Gtd. Notes		7.88	12/1/20	945,000	[b]	1,054,856
Navios Maritime Acquisition,
Sr. Scd. Notes		8.13	11/15/21	1,690,000	[c]	1,770,275
Navios South American Logistics,
Gtd. Notes		9.25	4/15/19	1,320,000	[b]	1,419,000
Nortek,
Gtd. Notes		8.50	4/15/21	1,570,000	[b]	1,762,325
Obrascon Huarte Lain,
Sr. Unscd. Notes	EUR	8.75	3/15/18	735,000		1,121,430

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Reliance Intermediate Holdings,
Sr. Scd. Notes	9.50	12/15/19	2,515,000	[b,c]	2,766,500
Roofing Supply Group,
Gtd. Notes	10.00	6/1/20	750,000	[b,c]	845,625
ServiceMaster,
Gtd. Notes	7.00	8/15/20	1,015,000		1,079,706
ServiceMaster,
Gtd. Notes	8.00	2/15/20	1,585,000	[b]	1,727,650
TransUnion Holding,
Sr. Unscd. Notes	9.63	6/15/18	1,915,000	[b]	2,044,262
United Rentals North America,
Gtd. Notes	8.38	9/15/20	1,900,000	[b]	2,113,750
United Rentals North America,
Gtd. Notes	9.25	12/15/19	1,675,000	[b]	1,851,796
Zachry Holdings,
Sr. Notes	7.50	2/1/20	1,335,000	[b,c]	1,451,812
					56,222,444
Information Technology—8.3%
ACI Worldwide,
Gtd. Notes	6.38	8/15/20	160,000	[c]	169,000
Alcatel-Lucent USA,
Gtd. Notes	6.75	11/15/20	805,000	[c]	855,313
Amkor Technology,
Sr. Unscd. Notes	6.38	10/1/22	525,000		546,656
Audatex North America,
Gtd. Notes	6.13	11/1/23	290,000	[c]	309,938
CDW Finance,
Gtd. Notes	8.50	4/1/19	3,748,000	[b]	4,122,800
Eagle Midco,
Sr. Unscd. Notes	9.00	6/15/18	455,000	[c]	480,025
Epicor Software,
Gtd. Notes	8.63	5/1/19	2,565,000	[b]	2,818,294
First Data,
Scd. Notes	8.25	1/15/21	1,636,000	[b,c]	1,783,240
First Data,
Gtd. Notes	10.63	6/15/21	225,000		254,250
First Data,
Gtd. Notes	11.75	8/15/21	2,640,000		2,785,200

The Fund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Information Technology (continued)
First Data,
Gtd. Notes		12.63	1/15/21	3,900,000	[b]	4,660,500
Healthcare Technology
Intermediate, Sr. Unscd. Notes		7.38	9/1/18	920,000	[c]	938,400
Infor US,
Gtd. Notes		9.38	4/1/19	1,475,000	[b]	1,668,594
Micron Technology,
Sr. Unscd. Notes		5.88	2/15/22	830,000	[c]	871,500
Sophia,
Gtd. Notes		9.75	1/15/19	1,553,000	[b,c]	1,731,595
Sophia Holding Finance,
Gtd. Notes		9.63	12/1/18	760,000	[c]	799,900
						24,795,205
Materials—20.0%
AEP Industries,
Sr. Unscd. Notes		8.25	4/15/19	2,125,000	[b]	2,260,469
ArcelorMittal,
Sr. Unscd. Bonds		10.35	6/1/19	3,323,000	[b,d]	4,224,364
ARD Finance,
Sr. Scd. Notes		11.13	6/1/18	2,138,216	[b,c]	2,354,710
Ardagh Packaging Finance,
Gtd. Notes		9.13	10/15/20	2,000,000	[c]	2,240,000
Ardagh Packaging Finance,
Gtd. Notes	EUR	9.25	10/15/20	1,625,000		2,507,336
Axalta Coating Systems/Dutch,
Gtd. Notes		7.38	5/1/21	2,625,000	[b,c]	2,867,812
BOE Intermediate Holding,
Sr. Unscd. Notes		9.00	11/1/17	872,993	[c]	952,107
BOE Merger,
Sr. Unscd. Notes		9.50	11/1/17	1,225,000	[c]	1,304,625
BWAY Holding,
Gtd. Notes		10.00	6/15/18	1,080,000	[b]	1,151,550
Dynacast International,
Scd. Notes		9.25	7/15/19	2,375,000	[b]	2,654,063
Edgen Murray,
Sr. Scd. Notes		8.75	11/1/20	1,109,000	[b,c]	1,285,054
FMG Resources (August 2006),
Gtd. Notes		6.88	4/1/22	3,415,000	[c]	3,692,469
Global Brass & Copper,
Sr. Scd. Notes		9.50	6/1/19	930,000		1,078,800

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Hexion U.S. Finance,
Sr. Scd. Notes		6.63	4/15/20	190,000		197,600
Hexion U.S. Finance,
Sr. Scd. Notes		8.88	2/1/18	1,160,000		1,212,200
Hexion U.S. Finance,
Scd. Notes		9.00	11/15/20	1,265,000	[b]	1,258,675
Huntsman International,
Gtd. Notes		8.63	3/15/21	1,515,000	[b]	1,704,375
INEOS Finance,
Sr. Scd. Notes		7.50	5/1/20	305,000	[b,c]	335,881
INEOS Finance,
Sr. Scd. Notes		8.38	2/15/19	1,225,000	[b,c]	1,358,219
INEOS Group Holdings,
Gtd. Notes	EUR	6.50	8/15/18	2,005,000		2,907,439
NCR,
Sr. Unscd. Notes		6.38	12/15/23	380,000	[c]	405,650
Packaging Dynamics,
Sr. Scd. Notes		8.75	2/1/16	740,000	[b,c]	760,812
Rain CII Carbon,
Sr. Scd. Notes		8.25	1/15/21	2,965,000	[c]	3,068,775
Rentech Nitrogen Partners,
Scd. Notes		6.50	4/15/21	1,890,000	[c]	1,861,650
Reynolds Group,
Gtd. Notes		8.50	5/15/18	4,155,000	[b,d]	4,362,750
Reynolds Group,
Gtd. Notes		9.88	8/15/19	2,230,000	[b]	2,503,175
Ryerson,
Sr. Scd. Notes		9.00	10/15/17	1,220,000		1,319,125
Sappi Papier Holding,
Sr. Scd. Notes		7.75	7/15/17	730,000	[b,c]	815,775
Sappi Papier Holding,
Sr. Scd. Notes		8.38	6/15/19	1,910,000	[b,c]	2,129,650
Sealed Air,
Gtd. Notes		8.13	9/15/19	1,270,000	[b,c]	1,425,575
Sealed Air,
Gtd. Notes		8.38	9/15/21	1,030,000	[b,c]	1,190,937
TPC Group,
Sr. Scd. Notes		8.75	12/15/20	2,000,000	[b,c]	2,202,500
						59,594,122

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications—17.6%
Alcatel-Lucent USA,
Sr. Unscd. Bonds	6.45	3/15/29	2,295,000		2,203,200
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	1,215,000	[b]	1,336,500
CommScope Holdings,
Sr. Unscd. Notes	6.63	6/1/20	1,030,000	[c]	1,094,375
CommScope,
Gtd. Notes	8.25	1/15/19	2,019,000	[b,c]	2,195,663
CPI International,
Gtd. Notes	8.00	2/15/18	1,355,000	[b]	1,405,813
Digicel,
Sr. Unscd. Notes	8.25	9/1/17	20,000	[c]	20,900
Digicel Group,
Sr. Unscd. Notes	7.13	4/1/22	1,425,000	[c]	1,444,594
Digicel Group,
Sr. Unscd. Notes	8.25	9/30/20	1,525,000	[c]	1,635,563
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	3,231,000	[c]	3,441,015
Eileme 2,
Sr. Scd. Notes	11.63	1/31/20	2,900,000	[b,c]	3,469,125
Frontier Communications,
Sr. Unscd. Notes	8.75	4/15/22	1,305,000		1,495,856
Hughes Satellite Systems,
Gtd. Notes	7.63	6/15/21	2,010,000	[b]	2,276,325
Intelsat Luxembourg,
Gtd. Notes	7.75	6/1/21	4,745,000	[c]	5,011,906
Level 3 Financing,
Gtd. Notes	6.13	1/15/21	240,000	[c]	253,800
Level 3 Financing,
Gtd. Notes	8.13	7/1/19	1,000,000	[b]	1,102,500
Level 3 Financing,
Gtd. Notes	8.63	7/15/20	2,430,000	[b]	2,736,787
Sable International Finance,
Sr. Scd. Notes	8.75	2/1/20	1,845,000	[b,c]	2,089,462
Sprint,
Gtd. Notes	7.25	9/15/21	1,125,000	[c]	1,230,469
Sprint,
Gtd. Notes	7.88	9/15/23	555,000	[c]	611,887
Sprint Communications,
Gtd. Notes	9.00	11/15/18	930,000	[b,c]	1,139,250

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications
(continued)
Sprint Communications,
Sr. Unscd. Notes		11.50	11/15/21	5,325,000	[b]	7,108,875
T-Mobile USA,
Gtd. Notes		6.73	4/28/22	995,000		1,069,625
T-Mobile USA,
Gtd. Notes		6.84	4/28/23	1,115,000		1,200,019
West,
Gtd. Notes		8.63	10/1/18	3,145,000	[b]	3,388,737
Wind Acquisition Finance,
Sr. Scd. Notes		7.25	2/15/18	795,000	[c]	842,700
Wind Acquisition Finance,
Scd. Notes		11.75	7/15/17	2,365,000	[b,c]	2,495,075
						52,300,021
Utilities—4.3%
AES,
Sr. Unscd. Notes		9.75	4/15/16	3,195,000	[b]	3,730,163
Calpine,
Sr. Scd. Notes		7.50	2/15/21	1,147,000	[b,c]	1,258,833
Calpine,
Sr. Scd. Notes		7.88	1/15/23	1,862,000	[b,c]	2,094,750
NRG Energy,
Gtd. Notes		6.25	7/15/22	1,760,000	[c]	1,817,200
NRG Energy,
Gtd. Notes		7.63	5/15/19	1,052,000	[b]	1,099,340
NRG Energy,
Gtd. Notes		7.88	5/15/21	390,000		430,950
Techem Energy
Metering Service &
Co., Gtd. Notes	EUR	7.88	10/1/20	1,435,000	[c]	2,239,278
						12,670,514
Total Bonds and Notes
(cost $383,945,642)						412,137,379

Preferred Stocks—.9%				Shares		Value ($)
Financial
GMAC Capital Trust I,
Ser. 2, 8.13%
(cost $2,492,932)				98,738	[d]	2,695,547

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,111,520)	2,111,520 [e]	2,111,520

Total Investments (cost $388,550,094)	140.0%	416,944,446
Liabilities, less Cash and Receivables	(40.0%)	(119,033,013)
Net Assets	100.0%	297,911,433

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
GBP—British Pound
b Collateral for Revolving Credit and Security Agreement.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2014, these securities were valued at $165,608,911 or 55.6% of net assets.
d Variable rate security—dividend rate subject to periodic change.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	138.4	Money Market Investment	.7
Preferred Stocks	.9		140.0
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	386,438,574	414,832,926
Affiliated issuers	2,111,520	2,111,520
Cash denominated in foreign currencies	153,057	153,101
Dividends and interest receivable		8,881,581
Receivable for investment securities sold		647,688
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		231,311
Prepaid expenses		279,068
		427,137,195
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		283,471
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		6,331,712
Dividend payable		2,322,210
Interest and loan fees payable—Note 2		94,802
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		17,084
Accrued expenses		176,483
		129,225,762
Net Assets ($)		297,911,433
Composition of Net Assets ($):
Paid-in capital		341,066,652
Accumulated undistributed investment income—net		706,713
Accumulated net realized gain (loss) on investments		(72,475,123)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		28,613,191
Net Assets ($)		297,911,433
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,569,060
Net Asset Value, per share ($)		4.11

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended March 31, 2014

Investment Income ($):
Income:
Interest	30,598,514
Cash dividends:
Unaffiliated issuers	200,562
Affiliated issuers	2,582
Total Income	30,801,658
Expenses:
Management fee—Note 3(a)	3,718,855
Interest expense—Note 2	1,493,029
Professional fees	175,379
Registration fees	69,861
Prospectus and shareholders’ reports	52,320
Custodian fees—Note 3(b)	36,581
Shareholder servicing costs	17,175
Miscellaneous	57,554
Total Expenses	5,620,754
Less—reduction in expenses due to undertaking—Note 3(a)	(619,812)
Net Expenses	5,000,942
Investment Income—Net	25,800,716
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,567,068
Net realized gain (loss) on forward foreign currency exchange contracts	(1,889,447)
Net Realized Gain (Loss)	3,677,621
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(546,193)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	39,279
Net Unrealized Appreciation (Depreciation)	(506,914)
Net Realized and Unrealized Gain (Loss) on Investments	3,170,707
Net Increase in Net Assets Resulting from Operations	28,971,423

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended March 31, 2014

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(200,493,452)
Net proceeds from sales of short-term securities	5,480,577
Proceeds from sales of portfolio securities	195,568,947
Interest received	32,496,745
Dividends received	203,682
Interest and loan fees paid	(1,494,616)
Operating expenses paid	(459,028)
Paid to The Dreyfus Corporation	(3,100,645)
Realized gain from forward foreign currency
exchange contracts transactions	(1,889,447)
Net Cash Provided by Operating Activities		26,312,763
Cash Flows from Financing Activities ($):
Dividends paid	(28,483,545)
Increase in loan oustanding	—
Net Cash Used in Financing Activities		(28,483,545)
Decrease in cash		(2,170,782)
Cash at beginning of period		2,323,883
Cash and cash denominated in
foreign currencies at end of period		153,101
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		28,971,423
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(200,493,452)
Proceeds from sales of portfolio securities		195,568,947
Net proceeds from sales of short-term securities		5,480,577
Decrease in interest receivable		208,465
Decrease in interest and loan fees payable		(1,587)
Decrease in accrued operating expenses		(58,254)
Decrease in Due to The Dreyfus Corporation and affiliates		(1,602)
Decrease in prepaid expenses		8,096
Net realized gain on investments and foreign currency transactions		(3,677,621)
Net unrealized depreciation on investments
and foreign currency transactions		506,914
Decrease in dividends receivable		538
Net amortization of premiums on investments		1,689,766
Realized loss from forward foreign currency
exchange contracts transactions		(1,889,447)
Net Cash Provided by Operating Activities		26,312,763

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2014	2013
Operations ($):
Investment income—net	25,800,716	27,326,377
Net realized gain (loss) on investments	3,677,621	2,813,133
Net unrealized appreciation
(depreciation) on investments	(506,914)	16,552,996
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,971,423	46,692,506
Dividends to Shareholders from ($):
Investment income—net	(28,715,087)	(31,859,081)
Beneficial Interest Transactions ($):
Dividends reinvested	445,417	479,610
Total Increase (Decrease) in Net Assets	701,753	15,313,035
Net Assets ($):
Beginning of Period	297,209,680	281,896,645
End of Period	297,911,433	297,209,680
Undistributed investment income—net	706,713	1,268,682
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	109,461	114,860

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	4.10	3.90	4.25	4.08	2.90
Investment Operations:
Investment income—net[a]	.36	.38	.41	.47	.44
Net realized and unrealized
gain (loss) on investments	.05	.26	(.26)	.22	1.13
Total from Investment Operations	.41	.64	.15	.69	1.57
Distributions:
Dividends from investment income—net	(.40)	(.44)	(.50)	(.52)	(.39)
Net asset value, end of period	4.11	4.10	3.90	4.25	4.08
Market value, end of period	4.19	4.40	4.65	4.67	4.34
Total Return (%)[b]	4.95	5.12	11.65	21.45	97.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[c]	1.92	2.03	2.11	2.24	2.79
Ratio of net expenses
to average net assets[d]	1.71	1.82	1.90	2.00	2.44
Ratio of interest expense
to average net assets	.51	.57	.61	.67	1.08
Ratio of net investment income
to average net assets	8.80	9.56	10.60	11.60	11.93
Portfolio Turnover Rate	48.39	42.42	57.91	65.63	82.02
Net Assets, end of period ($ x 1,000)	297,911	297,210	281,897	306,175	291,961
Average borrowings outstanding
($ x 1,000)	120,000	120,000	120,000	118,677	111,334
Weighted average number of
fund shares outstanding ($ x 1,000)	72,518	72,410	72,194	71,772	71,488
Average amount of debt per share ($)	1.65	1.66	1.66	1.65	1.56

a Based on average shares outstanding at each month end.
b Calculated based on market value.
c The presentation of total expense ratios has been changed to include interest expense.Total expenses excluding interest expense for the periods ended March 31, 2013, 2012, 2011 and 2010 were previously presented as 1.46%,
1.50%, 1.57% and 1.71%, respectively.
d The presentation of net expense ratios has been changed to include interest expense. Net expenses excluding interest expense for the periods ended March 31, 2013, 2012, 2011 and 2010 were previously presented as
1.25%, 1.29%, 1.33% and 1.36%, respectively.

See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus HighYield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities thatThe Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board ofTrustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judg-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

ment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	412,137,379	—	412,137,379
Mutual Funds	2,111,520	—	—	2,111,520
Preferred Stocks†	—	2,695,547	—	2,695,547
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	231,311	—	231,311
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(17,084)	—	(17,084)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At March 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/31/2013	($)	Purchases ($)	Sales ($)	3/31/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,592,097		128,633,795	134,114,372	2,111,520.7

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the NYSE or elsewhere as defined in the Dividend Reinvestment Plan.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

On March 27, 2014, the Board declared a cash dividend of $0.032 per share from undistributed investment income-net, payable on April 28, 2014 to shareholders of record as of the close of business on April 11, 2014.The ex-dividend date was April 9, 2014.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,028,923, accumulated capital losses $69,291,047 and unrealized appreciation $25,429,115.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2014. If not applied, $8,379,964 of the carryover expires in fiscal year 2016, $24,707,290 expires in fiscal year 2017 and $33,464,139 expires in fiscal year 2018. The fund has $2,739,654 of post-enactment short-term capital losses which can be carried forward for an unlimited period. It is uncertain that the fund will be able to utilize most of its pre-enactment capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2014 and March 31, 2013 were as follows: ordinary income $28,715,087 and $31,859,081, respectively.

During the period ended March 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees, foreign currency transactions and a capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $2,352,402, increased accumulated net realized gain (loss) on investments by $17,593,863 and decreased paid-in capital by $19,946,265. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 26, 2014, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $358,973,189 as of March 31, 2014.The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time.The fund also pays additional fees pursuant to

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

the agreement. During the period ended March 31, 2014, total expenses pursuant to the Agreement amounted to $1,493,029.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2014 was $120,000,000, with a related weighted average annualized interest rate of 1.24% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management and administration fee in the amount of .15% of the Managed Assets from April 1, 2013 through September 30, 2014.The reduction in expenses, pursuant to the undertaking, amounted to $619,812 during the period ended March 31, 2014.

(b) The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2014, the fund was charged $36,581 pursuant to the custody agreement.

During the period ended March 31, 2104, the fund was charged $9,125 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $318,984, custodian fees $15,380 and Chief Compliance Officer fees

$2,285, which are offset against an expense reimbursement currently in effect in the amount of $53,178.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2014, amounted to $202,121,056 and $195,962,490, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 31, 2014 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
British Pound,
Expiring:
4/30/2014 [a]	670,000	1,114,525	1,116,741	(2,216)
4/30/2014 [b]	4,035,000	6,710,580	6,725,448	(14,868)
Euro,
Expiring:
4/30/2014 [b]	4,935,000	6,871,188	6,798,270	72,918
4/30/2014 [c]	5,645,000	7,858,404	7,776,339	82,065
4/30/2014 [d]	5,130,000	7,143,222	7,066,894	76,328
Gross Unrealized
Appreciation				231,311
Gross Unrealized
Depreciation				(17,084)

Counterparties:

a	Barclays Bank
b	Goldman Sachs International
c	Commonwealth Bank of Australia
d	Morgan Stanley Capital Services

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period. These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

At March 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	231,311	(17,084)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	231,311	(17,084)
Derivatives not subject to
MNA or similar agreements	—	—
Total gross amount of assets and
liabilities subject to MNA or
similar agreements	231,311	(17,084)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of March 31, 2014:

		Financial
		Instruments
and
		Derivatives	Securities	Cash
Gross Amount of		Available	Collateral	Collateral	Net Amount
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)[2]	Received ($)[2] of Assets ($)
Commonwealth
Bank of Australia	82,065	—	—	—	82,065
Goldman Sachs
International	72,918	(14,868)	—	—	58,050
Morgan Stanley
Capital Services	76,328	—	—	—	76,328
Total	231,311	(14,868)	—	—	216,443

		Financial
		Instruments
and
		Derivatives	Securities	Cash
Gross Amount of		Available	Collateral	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)[2]	Pledged ($)[2]	Liabilities ($)
Barclays Bank	(2,216)	—	—	—	(2,216)
Goldman Sachs
International	(14,868)	14,868	—	—	—
Total	(17,084)	14,868	—	—	(2,216)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2014:

Average Market Value ($)
Forward contracts	26,117,693

At March 31, 2014, the cost of investment for federal income tax purposes was $391,519,943; accordingly, accumulated net unrealized appreciation on investments was $25,424,503, consisting of $28,712,987 gross unrealized appreciation and $3,288,484 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statement of investments, as of March 31, 2014, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
May 28, 2014

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 85.41% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 1, 2013 as follows:

		Shares
	For		Authority Withheld
To elect two Class II Trustees:†
James M. Fitzgibbons	55,329,567		2,292,273
Roslyn M. Watson	55,283,627		2,338,213

† The terms of these Class II Trustees expire in 2016.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 19-20, 2014, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance, on both a net asset value and a market price basis, was variously above and below the Performance Group and Performance Universe medians (on a net asset basis, above the medians in the majority of the periods). The Board noted that the fund’s yield performance, on both a net asset value and a market price basis, was variously above and below the Performance Group and Performance Universe medians for the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median.The Board noted that Dreyfus had agreed to waive receipt of a portion of the fund’s management fee, until March 31, 2014, in the amount of 0.15% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”).The Board noted that, taking into account the fee waiver in place, the fund’s actual management fee was above the Expense Group and Expense Universe medians (based on common assets) and above the Expense Group median and below the Expense Universe median (based on Managed Assets). They also noted that the fund’s total expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was above the Expense Group medians and below the Expense Universe medians (based on both net assets and Managed Assets). Dreyfus representatives and the Board agreed that the fee waiver would be extended until September 30, 2014.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 45

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan.You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

The Fund 47

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof.Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution.The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of

The Fund 49

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995) Current term expires in 2014
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Francine J. Bovich (62)
Board Member (2011) Current term expires in 2015
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 45
———————
James M. Fitzgibbons (79)
Board Member (1998) Current term expires in 2016
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (67)
Board Member (1998) Current term expires in 2014
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS

Stephen J. Lockwood (66)
Board Member (1998) Current term expires in 2015
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M.Watson (64)
Board Member (1998) Current term expires in 2016
Principal Occupation During Past 5Years:
• Principal,WatsonVentures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 66
———————
Benaree Pratt Wiley (67)
Board Member (1998) Current term expires in 2015
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66
———————
The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork,
NewYork 10166.
J.Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. From August 2005 to March 2013, Associate General Counsel,Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 62 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 55

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading
“Closed-
End Bond Funds” every Monday.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

†	Effective April 12, 2008, Mr. Fort became an Emeritus Board Member.

The Fund 57

For More Information

Ticker Symbol: DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $95,300 in 2013 and $97,260 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $2,700 in 2013 and $2,755 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,380 in 2013 and $2,430 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $18,088,069 in 2013 and $13,493,316 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus' and its affiliates' discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th  is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com  and on the SEC's website at www.sec.gov on the fund's Form N-PX.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)  The following information is as of May 30, 2014, the date of the filing of this report:

Chris Barris and Kevin Cronk, CFA are the fund’s primary portfolio managers, positions they have held since October 2010 and September 2012, respectively. Mr. Barris has been a portfolio manager of the fund and employed by Dreyfus since July 2007. Mr. Barris is head of global high yield and a senior portfolio manager at Alcentra NY, LLC (Alcentra), an affiliate of Dreyfus, which he joined in January 2013. He joined Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, in 2005, where he is director of global high yield and a senior portfolio manager. Mr. Cronk has been a portfolio manager of the fund and employed by Dreyfus since July 2012. Mr. Cronk is head of U.S. credit research and a portfolio manager at Alcentra, which he joined in January 2013. He joined Standish in 2011, where he is a senior credit analyst and portfolio manager. Prior to joining Standish, he worked as a high yield analyst and portfolio manager at Columbia Management, which he joined in 1999. Messrs. Barris and Cronk manage the fund as employees of Dreyfus.

 (a)  (2)  The following information is as of March 31, 2014:

                  Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Chris Barris and Kevin Cronk are the Registrant’s primary portfolio managers. Stephen Sylvester is also a portfolio manager of the Registrant. Messrs. Barris, Cronk and Sylvester are employees of Alcentra and Dreyfus.

Portfolio Managers Compensation. Portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Alcentra Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Alcentra’s overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, which is invested in Alcentra funds or interests in investment vehicles (consisting of investments in a range of Alcentra products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Alcentra. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2014:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	3	$2.5B	8	$1.6B	11	$2.0B
Kevin Cronk	2	$2.0B	0	$0	0	$0

            None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2014:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus High Yield Strategies Fund	3000 Shares
Kevin Cronk	Dreyfus High Yield Strategies Fund	0 Shares

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

            Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 22, 2014

By: /s/James Windels
James Windels, Treasurer
Date:	May 22, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)